SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                        THE ADVISORS' INNER CIRCLE FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

          Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Global Public Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for February 14, 2013. If you are a shareholder of record of the Fund as of the close of business on January 2, 2013, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

          At the Meeting, shareholders will be asked to approve a new investment sub-advisory agreement (the "New Agreement") between Cornerstone Advisors Inc., the investment adviser to the Fund (the "Adviser"), and TCW Investment Management Company ("TIMCO"), a sub-adviser to the Fund (the "Proposal"). The New Agreement has the same sub-advisory fee as, and otherwise does not materially differ from, the current sub-advisory agreement (the "Current Agreement") between the Adviser and TIMCO. You are being asked to approve the New Agreement because the Current Agreement may be deemed to terminate as a result of the transaction described below.

          As discussed in more detail in the enclosed proxy statement, on August 9, 2012, Societe Generale Holding de Participations ("SocGen") entered into an agreement to sell a majority interest in The TCW Group, Inc. ("TCW") to certain investment funds affiliated with The Carlyle Group L.P. and TCW management (the "Transaction"). TIMCO is a wholly-owned subsidiary of TCW. The Transaction is expected to close around the end of January 2013 (the "Closing"). The Closing is subject to the receipt of various consents and the satisfaction of other conditions.

          The Transaction may be considered to result in the assignment and termination of the Current Agreement. Section 15(a)(4) of the Investment Company Act of 1940 requires the automatic termination of an advisory contract when it is assigned. Shareholders of the Fund are being asked to approve the New Agreement so that the management of the Fund may continue without any interruption.

          At its November 13, 2012 meeting, the Board of Trustees of the Trust (the "Board") approved the New Agreement and recommended that the Proposal be submitted to shareholders for approval. At the same meeting, the Board also approved an interim agreement (the "Interim Agreement") under which TIMCO can provide investment sub-advisory services for the Fund for up to 150 days between termination of the Current Agreement and shareholder approval of the New Agreement. The Board approved the Interim Agreement to allow the Fund to continue operating for the 150-day period in the event that shareholders do not approve the New Agreement before the Closing. Compensation earned by TIMCO under the Interim Agreement would be held in an interest-bearing escrow account. If the Fund's shareholders approve the New Agreement before the 150-day term of the Interim Agreement expires, the compensation (plus interest) payable under the Interim Agreement will be paid to TIMCO, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to TIMCO.

          To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

          More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

          THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

          If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

          Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-888-762-1442. Do not call TIMCO.

Sincerely,

/s/ Michael Beattie
-------------------
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

          As discussed in more detail in the enclosed proxy statement, on August 9, 2012, Societe Generale Holding de Participations ("SocGen") entered into an agreement to sell a majority interest in The TCW Group, Inc. ("TCW") to certain investment funds affiliated with The Carlyle Group L.P. (collectively, "Carlyle") and TCW management (the "Transaction"). As of December 31, 2012, SocGen owned 74.47% of the voting securities of TCW. Immediately prior to the closing of the Transaction, SocGen will acquire the equity of TCW held by Amundi, which represents approximately 19% of the voting securities of TCW. As a result of the Transaction, the ownership interest of TCW management in the equity of TCW will increase from approximately 17% to up to 40%, on a fully diluted basis, with Carlyle owning the balance of TCW's voting securities.

          TCW Investment Management Company ("TIMCO"), a sub-adviser of the Cornerstone Advisors Global Public Equity Fund (the "Fund"), is a wholly-owned subsidiary of TCW. The Transaction is expected to close around the end of January 2013 (the "Closing"). The Closing is subject to the receipt of various consents and the satisfaction of other conditions. The Proposal discussed below is contemplated in connection with the Transaction.

PROPOSAL: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

          By law, the Fund's current sub-advisory agreement under which TIMCO provides sub-advisory services to the Fund (the "Current Agreement") may be deemed to terminate upon Closing of the Transaction. On November 13, 2012, the Board approved a new sub-advisory agreement between TIMCO and Cornerstone Advisors Inc. (the "Adviser"), investment adviser of the Fund, with respect to the Fund (the "New Agreement") that would become effective upon Closing, subject to shareholder approval. You are being asked to approve the New Agreement.

          It is expected that TIMCO will provide uninterrupted management of your Fund following the Closing of the Transaction. Under the New Agreement, TIMCO will provide the same sub-advisory services to the Fund on the same terms as TIMCO has provided services under the Current Agreement. The sub-advisory fee rate paid under the Current Agreement will remain unchanged at current asset levels under the New Agreement.

          The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies such as the Fund, requires that an investment company's shareholders approve the investment company's advisory contract with its sub-adviser. To ensure that the management of your Fund will continue without any interruption, the shareholders of the Fund are being asked to approve the New Agreement.

          The Transaction will not result in any changes to the organization or structure of the Fund. After the Closing, TIMCO will continue to serve as the Fund's sub-adviser and none of the Fund's other service providers will change in connection with the Transaction. Recently, TIMCO's portfolio manager with respect to the Fund resigned effective December 31, 2012, and on January 1, 2013 TIMCO promoted two new portfolio managers, who were already part of the portfolio management team, to provide sub-advisory services to the Fund. TIMCO does not anticipate further changes to its portfolio managers to the Fund following consummation of the Transaction.

          There are two primary potential benefits to shareholders of the Fund as a result of the pending Transaction. First, Carlyle's purchase of a majority interest from SocGen will remove the on-going uncertainty related to the impact on TCW from SocGen's planned disposition of various assets as part of its transformation plan to focus its resources on its core activities and simplify its set up. The proposed Transaction substantially reduces that uncertainty. The second potential benefit is the greater equity ownership by management and other professionals employed by TCW, giving them a greater incentive to pursue the long-term best interests of TCW and creating strong incentives for the long-term stability of management and portfolio management professionals. The management of TCW believes that shareholders of the Fund are better served by an investment sub-adviser that has strong long-term incentives for its executives and professionals and has stable portfolio management teams.
 However, there can be no assurances that these potential benefits will be realized.

          If the Fund's shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, which may include resubmitting the New Agreement to shareholders for approval, negotiating a new sub-advisory agreement with an advisory organization selected by the Board or making other arrangements.

           Following the Transaction, management and other professionals employed by TCW will have greater equity ownership of TCW and, as a result, have a material pecuniary interest in the Transaction. As a result, management and other professionals employed by TCW may be deemed to have an incentive to support the Proposal.

THE INTERIM AGREEMENT

          The Board has approved an interim sub-advisory agreement (the "Interim Agreement") between Cornerstone and TIMCO, which would become effective for the Fund at the Closing only if the New Agreement for the Fund has not been approved by its shareholders prior to the Closing. Under the Interim Agreement, TIMCO would serve as sub-adviser and manage the Fund's portfolio for up to 150 days following the Closing.

          The terms of the Interim Agreement are the same as those of the Current Agreement, except for certain provisions that are required by law and except that the date of the agreement is made current.

          The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Agreement will be paid to TIMCO, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to TIMCO.

                             QUESTIONS AND ANSWERS

          While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter affecting the Fund that requires a shareholder vote.

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW SUB-ADVISORY AGREEMENT FOR MY FUND?

A. On August 9, 2012, SocGen entered into an agreement to sell a majority interest in TCW to certain investment funds affiliated with Carlyle and TCW management. As of December 31, 2012, SocGen owned 74.47% of the voting securities of TCW. Immediately prior to the closing of the Transaction, SocGen will acquire the equity of TCW held by Amundi, which represents approximately 19% of the voting securities of TCW. As a result of the Transaction, the ownership interest of TCW management in the equity of TCW will increase from approximately 17% to up to 40%, on a fully diluted basis, with Carlyle owning the balance of TCW's voting securities. TIMCO, the sub-adviser of the Fund, is a wholly-owned subsidiary of TCW. The Transaction is expected to close around the end of January 2013. By law, the Fund's current sub-advisory agreement under which TIMCO provides sub-advisory services to the Fund (the "Current Agreement") may be deemed to terminate upon Closing of the Transaction.

     On November 13, 2012, the Board approved a new sub-advisory agreement between TIMCO and Cornerstone Advisors Inc., investment adviser of the Fund, with respect to the Fund (the "New Agreement") that would become effective upon Closing, subject to shareholder approval. You are being asked to approve the New Agreement. It is expected that TIMCO would provide uninterrupted management of your Fund following the Closing of the Transaction. Under the New Agreement, TIMCO will provide the same sub-advisory services to the Fund on the same terms as TIMCO has provided services under the Current Agreement. The sub-advisory fee rate paid under the Current Agreement will remain unchanged at current asset levels under the New Agreement.

Q.   HOW WILL THE TRANSACTION AFFECT ME AS A SHAREHOLDER?

A. The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same shares in the same Fund. After the Closing, if the New Agreement is approved, TIMCO will continue to serve as the Fund's sub-adviser and none of the Fund's other service providers will change in connection with the Transaction.

     There are two primary potential benefits to shareholders of the Fund as a result of the pending Transaction. First, Carlyle's purchase of a majority interest from SocGen will remove the on- going uncertainty related to the impact on TCW from SocGen's planned disposition of various assets as part of its transformation plan to focus its resources on its core activities and simplify its set up. The proposed Transaction substantially reduces that uncertainty. The second potential benefit is the greater equity ownership by management and other professionals employed by TCW, giving them a greater incentive to pursue the long-term best interests of TCW and creating strong incentives for the long-term stability of management and portfolio management professionals. The management of TCW believes that shareholders of the Fund are better served by an investment sub-adviser that has strong long-term incentives for its executives and professionals and has stable portfolio management teams. However, there can be no assurances that these potential benefits will be realized.

Q.   WILL THE PORTFOLIO MANAGERS OF MY FUND CHANGE?

A. Recently, TIMCO's portfolio manager with respect to the Fund resigned effective December 31, 2012, and on January 1, 2013 TIMCO promoted two new portfolio managers, who were already part of the portfolio management team, to provide sub-advisory services to the Fund. TIMCO does not anticipate further changes to its portfolio managers to the Fund following consummation of the Transaction. TIMCO intends to retain the current portfolio managers who perform or oversee the Fund's investment program.

Q. WILL THE SUB-ADVISORY FEE RATES PAYABLE BY MY FUND TO TIMCO INCREASE UNDER THE NEW AGREEMENT?

A. No. The sub-advisory fee rate payable to TIMCO under the New Agreement will not increase from the Current Agreement. The sub-advisory fee rate paid to TIMCO will remain unchanged at current asset levels under the New Agreement.

Q.   HOW DOES THE NEW AGREEMENT DIFFER FROM THE CURRENT AGREEMENT?

A. Under the New Agreement, TIMCO will continue to serve as the sub-adviser to the Fund, and TIMCO will provide the same sub-advisory services to the Fund on the same terms and at the same sub-advisory fee rate as TIMCO provided services under the Current Agreement.

Q.   WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. On November 13, 2012, the Board also approved an interim agreement (the "Interim Agreement") under which TIMCO can provide investment sub-advisory services for the Fund for up to 150 days between termination of the Current Agreement and shareholder approval of the New Agreement. The Board approved the Interim Agreement to allow TIMCO to continue to provide sub-advisory services to the Fund for the 150-day period following the Closing in the event that the Meeting does not take place before the Closing. If the New Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement until its term expires, and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund, which may include resubmitting the New Agreement to shareholders for approval, negotiating a new sub-advisory agreement with an advisory organization selected by the Board or making other arrangements.

Q.   HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Considerations in Approving the New Agreement" for a discussion of the Board's considerations in making its recommendation.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-888-762-1442.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-888-762-1442 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 14, 2013

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Global Public Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Thursday, February 14, 2013 at 10:00 a.m., Eastern Time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to approve a new investment sub-advisory agreement (the "New Agreement") between Cornerstone Advisors Inc., the investment adviser to the Fund (the "Adviser"), and TCW Investment Management Company ("TIMCO"), a sub-adviser to the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on January 2, 2013 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 14, 2013.

The proxy statement is available at www.proxyvote.com.


                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 14, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders of the Cornerstone Advisors Global Public Equity Fund (the "Fund") to be held on Thursday, February 14, 2013 at 10:00 a.m., Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund of record at the close of business on January 2, 2013 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about February 5, 2013.

The Trust currently offers one class of shares of beneficial interest of the Fund ("Shares"): Institutional Class Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of January 2, 2013 (the "Record Date"), the Fund had 56,846,919.67 Shares issued and outstanding.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is referred to in this proxy statement as an "Interested Trustee." A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL -- APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

THE CHANGE IN CONTROL OF THE SUB-ADVISER

On August 9, 2012, Societe Generale Holding de Participations ("SocGen") entered into an agreement to sell a majority interest in The TCW Group, Inc. ("TCW") to certain investment funds affiliated with The Carlyle Group L.P. (collectively, "Carlyle") and TCW management (the "Transaction"). Currently, SocGen owns 74.47% of the voting securities of TCW. Immediately prior to the closing of the Transaction, SocGen will acquire the equity of TCW held by Amundi, which represents approximately 19% of the voting securities of TCW. As a result of the Transaction, the ownership interest of TCW management in the equity of TCW will increase from approximately 17% to up to 40%, on a fully diluted basis, with Carlyle owning the balance of TCW's voting securities. TCW Investment Management Company ("TIMCO"), a sub-adviser to the Fund, is a wholly-owned subsidiary of TCW. Please see Appendix B for more information regarding TIMCO. The Transaction is expected to close around the end of January 2013 (the "Closing").

The Transaction may be considered to cause a change in control of TIMCO under the Investment Company Act of 1940 (the "1940 Act"), resulting in the assignment, and automatic termination, of the current sub-advisory agreement between Cornerstone Advisors Inc., the investment adviser to the Fund (the "Adviser"), and TIMCO regarding the Fund (the "Current Agreement"). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, shareholders of the Fund are being asked to approve a new sub-advisory agreement between the Adviser and TIMCO (the "New Agreement") so that TIMCO's management of the Fund may continue without any interruption.

The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same shares in the same Fund. After the Closing, if the New Agreement is approved, TIMCO will continue to serve as the Fund's sub-adviser and none of the Fund's other service providers will change in connection with the Transaction.

Following the Transaction, management and other professionals employed by TCW will have greater equity ownership of TCW and, as a result, have a material pecuniary interest in the Transaction. As a result, management and other professionals employed by TCW may be deemed to have an incentive to support the Proposal.

VOTING AUTHORITY OF THE ADVISER

Certain separate account clients of the Adviser have delegated proxy voting responsibility to the Adviser pursuant to the terms of their investment advisory agreements with the Adviser. Accordingly, the Adviser has the authority to vote on behalf of these separate account clients the shares held by these clients in the Fund. The Adviser will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, the Adviser has established a Proxy Policy Committee (the "Proxy Committee") for the purpose of reviewing and resolving any apparent or potential conflicts of interest. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Adviser voting on the Proposal described in this proxy statement. In reaching its conclusion, the Proxy Committee considered a number of factors. A summary of the material factors considered by the Proxy Committee in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Proxy Committee considered the Board's considerations and conclusions with respect to approving the New Agreement. The Proxy Committee considered that there was not anticipated to be any change in the nature or quality of the services performed by TIMCO under the terms of the New Agreement from the nature and quality of the services performed by TIMCO under the Current Agreement. Further, the Proxy Committee considered that the terms of the New Agreement are the same as the terms of the Current Agreement except for the date. The Proxy Committee took into account the fact that the investment sub-advisory fee rate paid to TIMCO under the New Agreement is the same as the fee rate paid to TIMCO under the Current Agreement at current asset levels.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of the Fund for which the Adviser was believed to possess voting power.

--------------------------------------------------------------------------------
Number of Shares                                   Percentage of Fund
--------------------------------------------------------------------------------
56,846,919.67                                              90%
--------------------------------------------------------------------------------








DESCRIPTION OF THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     o The Current Agreement

The Current Agreement for the Fund, dated June 22, 2012, was initially approved by the Board for a term of two years on June 26, 2012. The Current Agreement was approved by the Fund's initial shareholder before the Fund commenced investment operations. During the most recent fiscal year ended October 31, 2012, TIMCO was paid $25,680.52 in sub-advisory fees pursuant to the Current Agreement.

     o The New Agreement

If shareholders of the Fund approve the New Agreement before the Closing, the New Agreement will become effective as of the Closing. As is discussed in greater detail in the enclosed document entitled "Important News for Shareholders," the Board has approved an interim agreement between the Adviser and TIMCO regarding the Fund (the "Interim Agreement"). The Interim Agreement for the Fund would become effective at the Closing only if the New Agreement for the Fund has not been approved by its shareholders prior to the Closing. Under the Interim Agreement, TIMCO could serve as sub-adviser to the Fund for up to 150 days following the Closing. If the Closing does not take place, the New Agreement will not become effective, and the Current Agreement will continue in effect.

     o Terms of the Current Agreement and the New Agreement

The New Agreement is identical to the Current Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement, which shareholders should read carefully. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The sub-advisory fee rate under the Current Agreement and the New Agreement is the same at current asset levels for the Fund. The Fund's annualized sub-advisory fee rate will remain 0.85% of the Fund's average daily net assets at asset levels up to $25 million and 0.80% of the Fund's average daily net assets at asset levels exceeding $25 million. In addition, the Fund's operating expenses are not expected to increase materially as a result of the Transaction or because of the Adviser and TIMCO entering into the New Agreement.

The New Agreement would require TIMCO to provide substantially the same services provided by TIMCO under the Current Agreement. TIMCO shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to TIMCO, consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940
Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or
(b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 30 days' notice by either the Adviser, without the payment of any penalty, or TIMCO, without the payment of any penalty, and shall automatically terminate in the event of its assignment or in the event of the termination of the advisory agreement between the Adviser and the Fund.

The New Agreement subjects TIMCO to the same standard of care and liability to which it is subject under the Current Agreement.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

At an in-person meeting held on November 13, 2012 (the "November Meeting"), the Board considered the approval of the New Agreement. TIMCO provided written information to the Board to assist the Board in its considerations. At the November Meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the initial approval of the Current Agreement, which occurred at an in-person special Board meeting held on June 26, 2012 (the "June Meeting"), as part of its considerations to approve the New Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's initial approval of the Current Agreement at the June Meeting and the conclusions made by the Board when determining to approve the Current Agreement for an initial two-year period.

Prior to the June Meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from TCW regarding, among other things: (i) the nature, extent and quality of the services to be provided to the Fund; (ii) past investment performance and (iii) the costs of the services to be provided to the Fund, as discussed in further detail below.

At the June Meeting, representatives from TCW presented additional oral and written information to help the Board evaluate the sub-advisory fees and other aspects of the Current Agreement. Among other things, the representatives provided an overview of TCW, including its history, ownership structure, assets under management, investment management team and experience, investment philosophy, business plan, and approach to risk management. The representatives also discussed in detail the investment strategy and process for the Fund, describing TCW's approach to and criteria for security selection.

The Trustees then discussed the written materials that the Board received before the meeting, TCW's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Current Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

     o Nature, Extent, and Quality of Services

In considering the nature, extent and quality of the services to be provided to the Fund, the Board reviewed the portfolio management services to be provided by TCW. Among other things, the Board considered the quality of TCW's portfolio management personnel. The Board reviewed the responses of TCW to a detailed series of questions which included, among other things, information about the background and experience of the portfolio manager primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by TCW.

     o Investment Performance

The Board then reviewed the performance of a composite managed by TCW that has similar strategies as the Fund. The Board, using written materials provided prior to and at the meeting, considered the performance of the composite as compared to its benchmark index for various trailing periods. The Board noted that TCW's performance generally compared favorably to that of its benchmark index since the current management team began managing the strategy. Based on this information, the Board concluded that it was satisfied with the investment results that TCW had been able to achieve with respect to the composite.

     o Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the sub-advisory fees payable by the Fund were reasonable, the Trustees reviewed a report of the proposed fees to be paid by the Fund as well as the expected costs of services to be provided by and the expected profits to be realized by TCW from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees to be paid by the Fund to those paid by other comparable mutual funds and noted that the Fund's expected total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the sub-advisory fee was the result of arm's length negotiations and appeared reasonable in light of the services to be rendered. The Board did not consider economies of scale because the Fund did not yet have any assets, but noted that it would consider economies of scale as part of any future review of the Current Agreement once the Fund commenced investment operations.

Based on the Board's deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, concluded that the compensation under the Current Agreement was fair and reasonable in light of the services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the Current Agreement at the June Meeting. In the course of their deliberations, the Trustees did not identify any particular information that was all important or controlling.

As stated above, at the November Meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Agreement. The Board's conclusion in this regard was based on the fact that the New Agreement is substantially identical to the Current Agreement except for the date. Further, the Board's conclusion in this regard was based on the fact that the New Agreement does not change either (i) the sub-advisory fee payable by the Fund to TIMCO, or (ii) the day-to-day investment management services that TIMCO will provide to the Fund. In its written materials provided to the Board in connection with the November meeting, TIMCO indicated that as of the date of the November Meeting, the term of the then-effective employment agreement between the Fund's portfolio manager and TIMCO was scheduled to expire as of December 31, 2012 and had not yet been renewed. In this regard, the Board took into account TIMCO's representation to communicate promptly any contemplated portfolio management personnel changes to the Fund.

Based on its evaluation of the information and the conclusions with respect thereto at the November Meeting and June Meeting, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable;
(b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

SECTION 15(F) OF THE 1940 ACT

TIMCO intends for the Transaction to come within the safe harbor provided by
Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by TIMCO of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, TIMCO has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees and following the Transaction, 75% of the Trustees will remain classified as such. TIMCO will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) of TIMCO for the three-year period after the completion of the Transaction.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND
                         VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended October 31, 2012, the Fund paid $2,245.87 to SEIGFS for services rendered.

PAYMENT OF EXPENSES

     TIMCO or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

     During the Fund's most recently completed fiscal period ended October 31, 2012, the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

     As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
NAME AND ADDRESS                         NUMBER OF SHARES               PERCENT
--------------------------------------------------------------------------------
Charles Schwab & Co Inc
Special Custody A/C FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco, CA  94104-4151              5,684,0961.2640               99.99%
--------------------------------------------------------------------------------


     The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Fund's annual report for the fiscal year ended October 31, 2012, shareholders of the Fund may call 1-888-762-1442 or write to the Fund at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

     If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-888-762-1442.

     The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by TIMCO or its affiliates, not the Fund.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

     If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

     As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. TIMCO or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

     No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                             By Order of the Trustees,

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                                   APPENDIX A

                                    FORM OF

                             SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ______ day of ___________, 2013 by and between Cornerstone Advisors Inc., a Washington corporation with its principal place of business at 225-108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782 (the "Adviser"), and TCW Investment Management Company, a California corporation with its principal place of business at 865 Figueroa Street, Suite 1800, Los Angeles, California 90017-2593 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of June 22, 2012 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.   THE SUB-ADVISER'S SERVICES.

     (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

     (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

     (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

     (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

     (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

     (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or
     (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

4.   BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub- Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part 1 of its Form ADV as most recently filed with the Commission and its Part 2 as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part 2, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. Provided that Sub-Adviser has had a reasonable opportunity to review information regarding Sub-Adviser contained in the Disclosure Documents, the Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund provided to it by Adviser (collectively the "Disclosure Documents") and represents and warrants that the written information provided by the Sub-Adviser that is included in such Disclosure Documents contains or will contain no untrue statement of any material fact about the Sub-Adviser and does not and will not omit any statement of material fact about the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS." The Sub-Adviser has the right to use the name "Cornerstone Advisors" in connection with its services to the Trust. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Cornerstone Advisors."

               (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

               (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

               (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

               (h) REPRESENTATIONS. The representations and warranties in this
          Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

               (i) DOCUMENTS PROVIDED TO SUB-ADVISER. Adviser has delivered and will deliver to Sub-Adviser current copies and supplements thereto of each of the Registration Statement, the Trust's Agreement and Declaration of Trust and By-Laws pertaining to the Trust and such other information as is necessary for the Sub-Adviser to carry out is obligations under this Agreement, and will promptly deliver to it all future amendments and supplements, if any.

8.   THE NAME "Cornerstone Advisors." The Adviser has granted to the
Trust a license to use the name "Cornerstone Advisors" (the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Cornerstone Advisors."

9. SUB-ADVISER'S COMPENSATION. The Fund shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.   DURATION AND TERMINATION.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

     (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

     (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

     (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

     (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or
(ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

     (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. LIABILITY OF THE SUB-ADVISER.

     (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents regarding Sub-Adviser.

     (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

     (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) that directly result from: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact regarding Sub-Adviser contained in any written information provided by the Sub-Adviser for inclusion in any Disclosure Document or the omission from a Disclosure Document of a material fact regarding Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission of such written material was made in reliance upon written information furnished to Adviser by Sub-Adviser for use therein; provided, however, that Sub-Adviser has had a reasonable opportunity to review information regarding Sub-Adviser contained in the Disclosure Documents; or (iv) the Sub-Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.   SUB-ADVISER'S SERVICES ARE NOT EXCLUSIVE. Nothing in this
Agreement shall limit or restrict the right of Sub-Adviser or any of its officers, employees or affiliates to engage in any other business or to devote his or her time and attention in parte to the management or other aspects of any business, whether or not of a similar or a dissimilar nature, or limit or restrict Sub-Adviser's right to engage in any other business or to render services of any kind to any other trust, mutual fund, corporation, firm, individual or association. Sub-Adviser acts as adviser to other clients and may, subject to compliance with its fiduciary obligations, give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Trust. Subject to its fiduciary obligation to the Trust, Sub-Adviser shall have no obligation to purchase or sell for the Trust, or to recommend for purchase or sale by the Trust, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other client.

22. AUTHORIZATION. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CORNERSTONE ADVISORS INC.

By:______________________________________
Name:
Title:

TCW INVESTMENT MANAGEMENT COMPANY

By:______________________________________
Name:
Title:



                    SIGNATURE PAGE -- SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                   DATED ______________________, 2013 BETWEEN
                           CORNERSTONE ADVISORS INC.
                                      AND
                       TCW INVESTMENT MANAGEMENT COMPANY

The Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered with respect to management of the Fund's U.S. small cap securities, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

FUND                                                     RATE
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund           0.85% on $0-25 million
                                                         0.80% above $25 million

















                      SCHEDULE A -- SUB-ADVISORY AGREEMENT

                                   APPENDIX B

                          INFORMATION REGARDING TIMCO

As of December 26, 2012, the directors and executive officers of TCW Investment Management Company ("TIMCO") are as set forth below. TIMCO, a California corporation established in 1987, is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Unless otherwise indicated, the address of each officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

---------------------------------------------------------------------------------------------
NAME                        POSITION HELD WITH TIMCO
---------------------------------------------------------------------------------------------
Marc I. Stern               Director, Chairman and Chief Executive Officer
---------------------------------------------------------------------------------------------
Michael E. Cahill(1)        Director, Executive Vice President, General Counsel and
                            Secretary
---------------------------------------------------------------------------------------------
David S. DeVito             Director, Executive Vice President and Chief Administrative
                            Officer
---------------------------------------------------------------------------------------------
Joseph M. Burschinger       Executive Vice President and Chief Risk Officer
---------------------------------------------------------------------------------------------
Stanislas L. Debreu         Executive Vice President
---------------------------------------------------------------------------------------------
Mark W. Gibello             Executive Vice President
---------------------------------------------------------------------------------------------

(1) Mr. Cahill will be retiring from TCW during the first quarter of 2013, with his replacement beginning work in January 2013

The names of officers or directors of the Fund who hold positions with TIMCO are listed below.

--------------------------------------------------------------------------------
NAME                POSITION HELD WITH THE           POSITION HELD WITH TIMCO
                    FUND
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

The table below lists the names of another mutual fund advised by TIMCO with similar investment objectives as the Fund, and information concerning such other fund's net assets as of the date specified below and the rate of compensation for TIMCO for its services to such other fund.

----------------------------------------------------------------------------------------------------
FUND NAME                                   ANNUAL COMPENSATION TO TIMCO          NET ASSETS
FUND(S) WITH SIMILAR OBJECTIVE           (AS A PERCENTAGE OF AVERAGE DAILY
                                                   NET ASSETS)
----------------------------------------------------------------------------------------------------
TCW Small Cap Growth Fund                               1.00%                  $1.1 billion as of
                                                                               September 30, 2012
----------------------------------------------------------------------------------------------------

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735



THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the proxy statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the proxy statement and have the proxy card below at hand.
2)  Call 1-877-907-7646
3)  Follow the instructions.

To vote by Mail

1)  Read the proxy statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:

                                                                        FOR      AGAINST      ABSTAIN
1.  To approve a new investment sub-advisory agreement between          [ ]        [ ]          [ ]
    Cornerstone Advisors Inc. and TCW Investment Management
    Company with respect to the Fund.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, either holder may sign this proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


----------------------------------

----------------------------------


Signature [PLEASE SIGN WITHIN BOX]                    Date


----------------------------------

----------------------------------


Signature (Joint Owners)                              Date

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

            FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 14, 2013:

               The Proxy Statement is available at www.proxyvote.com


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                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND

  FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2013

The undersigned, revoking previous proxies with respect to the units of beneficial interest of the Cornerstone Advisors Global Public Equity Fund (the "Fund") in the name of undersigned (the "Shares"), hereby appoints Michael Beattie and Dianne Sulzbach as proxies, each with full power of substitution, to vote, as directed on the reverse side, at the Special Meeting of Shareholders of the Fund, to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m., Eastern Time, on February 14, 2013, and any adjournments or postponements thereof, all of the Shares that the undersigned would be entitled to vote if personally present.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

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